UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

TorrayResolute Small/Mid Cap Growth Fund

Investor Class Shares – TRSDX
Institutional Class Shares – TRSMX

Annual Report

www.TorrayResolute.com	December 31, 2016

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Portfolio Commentary

For the year ending December 31, 2016, the TorrayResolute Small/Mid Cap Growth Fund’s Institutional Class gained 7.65% and the Investor Class gained 7.24% (net of fees), underperforming the benchmark Russell 2500TM Growth Index which gained 9.73% and the broad-based Russell 2500TM Index which gained an impressive 17.59%.  While we are pleased with the Fund’s steady progress over the course of the eventful year, we were disappointed it fell behind its benchmark as the powerful post-election rally favored cycle and interest rate sensitive stocks which were under-represented in the portfolio.

On a stock-specific basis, the primary cause of the Fund’s underperformance for the year was focused in the Industrial sector.  Waste management company Stericycle (SRCL) struggled with the integration of recent acquisitions and weakness in select end markets.  The Advisory Board Company (ABCO), a consultant serving health care and higher education organizations experienced a pre-election pause in demand for its services.  Additional top detractors included comScore (SCOR), a media and marketing analytics company, Natural Grocers by Vitamin Cottage (NGVC), a natural foods retailer, and Halozyme (HALO), a drug delivery company.  Offsetting these challenges, was strong performance from select Health Care holdings, particularly the acquisition of our stake in the biotech company Medivation (MDVN), and strong financial performance from contact lens manufacturer The Cooper Companies (COO).  Other top contributors included Copart (CPRT), the largest auctioneer of used automobiles, HD Supply Holdings (HDS), an industrial distributor of facilities maintenance and contractor supplies, and FEI Corporation (FEIC), the leading electron microscope manufacturer.

Contrary to expectations, investors embraced change, or at least the promise of change, and pushed equity markets higher.

Market Overview

The familiar phrase “expect the unexpected” is memorable in part because it makes no sense.  Yet, this is exactly what we experienced and what we became accustomed to in 2016.  The United Kingdom’s decision to leave the European Union and the U.S. election of Donald Trump were considered long shots at best; outcomes uniformly expected to roil financial markets.  Contrary to expectations, investors embraced change, or at least the promise of change, and pushed equity markets higher.  The backdrop for this constructive, if unexpected response, was stable and improving economic fundamentals.  As we move into the New Year, our focus is on how these changes might occur and their impact on the economy and markets.

Outlook

There were two phases of the market in 2016; in the first half of the year, defensive stocks led cyclicals as concerns about growth persisted.  In the second half, the trend reversed and cyclicals exploded higher post-election, with investors projecting that the Trump administration’s business-friendly campaign platform of tax cuts, infrastructure spending and deregulation would bolster future economic activity.  A frequent question we received prior to, and immediately following the election, was regarding the changes we had made to the portfolio in consideration of this event.  As unsatisfactory as it may seem, our response was “none.”  While extraordinary events such as Brexit and the election of Donald Trump introduce risks and opportunities, it is, as we have been reminded this year, difficult to consistently predict the outcome of such events.  We have evaluated the potential economic impact of the primary policy changes proposed by the new administration and believe the portfolio’s risk exposure is balanced.  As such, our approach to investing remains unchanged.  As we look out to the New Year, we ask a question we expect many investors do: “Was 2016 a triumph of hope over reason or an inflection point for positive economic change?”  We expect a bit of both.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

As ever, we appreciate your interest and trust.

Nicholas C. Haffenreffer
January 27, 2017

Top Contributors & Detractors			Top 10 Holdings
Security	Sector	Contribution (%)	Security	% of Holdings
Medivation	Health Care	+2.2	Hexcel	4.7
Copart	Industrials	+1.6	Jack Henry & Associates	4.7
FEI Company	Info Tech	+1.6	LKQ	4.4
HD Supply	Industrials	+1.3	Mettler-Toledo International	4.2
Cooper	Health Care	+1.0	SBA Communications – Class A	4.1
Halozyme	Health Care	-1.1	Omnicell	4.1
comScore	Info Tech	-1.1	Copart	4.0
Stericycle	Industrials	-0.9	Middleby	3.6
Natural Grocers	Cons Stpls	-0.8	HD Supply Holdings	3.6
Advisory Board	Industrials	-0.7	Cooper Companies	3.6
			Percentage of total portfolio	41.0
Holdings are subject to change and are not recommendations to buy or sell a security.

Activity Summary:

Buys (11):
Advisory Board Company (ABCO) offers consulting services to healthcare providers and higher education universities.  Both industries are highly fragmented and operationally inefficient, creating secular demand for improving productivity.

Aspen Technology (AZPN) provides mission-critical software to engineers, primarily in the chemical and energy industries, which aids the operation of facilities in a safe and efficient manner.  The combination of secular growth in the company’s end markets and subscription-based licensing agreements generate attractive financial characteristics.

Dunkin’ Brands (DNKN) is the second largest global beverage and snack chain with 19,400 locations worldwide.  As an asset-light, 100% franchised business built on the back of two strong brands, Dunkin’ Donuts and Baskin-Robbins, the company delivers a stable stream of royalty payments with little direct exposure to variable costs.  The combination of consistent same store sales growth, significant domestic and international expansion opportunities and a healthy dividend, present investors with the potential for an attractive total return.

Genmab (GMXAY), a Danish biotech company, has the potential to revolutionize the treatment of multiple myeloma through the use of its drug Darzalex.  With an addressable market of 250,000 patients in the US and EU, we believe the company could generate approximately $5 in annual earnings per share in the next 4-5 years.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Halozyme Therapeutics (HALO) is a niche drug delivery company that partners with many of the world’s leading pharmaceutical firms focusing on cancer therapies.  As the application of Halozyme’s unique technology expands, we expect partnerships, sales and royalties to increase at an attractive rate.

ICF International (ICFI) provides both consulting and implementation services to public and private entities.  The long-term nature of the company’s contracts and diversified end markets support a stable, cash-generative business.

IPG Photonics (IPGP) is the leading producer of fiber lasers, a technology-based tool with cost and power advantages over traditional cutting and welding applications.  IPG benefits from a first-mover advantage (scale) and vertical integration that provides a low-cost advantage and strong intellectual property position.

Manhattan Associates (MANH) provides supply chain solutions for point of sale and warehouse management, enabling companies to manage sales, distribution and inventories efficiently.  Recognizing the strong secular trend toward omni-channel commerce and an estimated addressable market of $17 billion, we believe the company stands to benefit from the rapid growth of e-commerce, proliferation of purchase channels and payment methods.

Omnicell (OMCL) manufactures medication dispensing systems for hospitals and pharmacies.  Its products and services help hospitals and other health care providers improve medication adherence and operate more efficiently.  As a direct beneficiary of the industry’s increasing focus on cost containment, OMCL has delivered impressive results over the past five years, increasing revenues and earnings at a compound average rate of 17% and 25%, respectively.

Rice Energy (RICE) is a low-cost natural gas producer with upstream and midstream assets in the prolific Marcellus and Utica basins.  Despite historically weak commodity prices, Rice has maintained attractive production growth and profitability through a turbulent cycle.  We expect long-term secular demand resulting from the export of liquefied natural gas and coal-to-gas switching will likely sustain and augment Rice’s growth over time.

Synchronoss Technologies (SNCR) provides cloud-based services, mobile device activation and data transfer solutions to the telecommunication industry.  Synchronoss enjoys high levels of recurring revenue and opportunities for continued growth as it develops new services and expands into international markets.

Sales (6):
comScore (SCOR) is a business services company providing marketing and media data collection and analysis.  Shares were sold when its 10-K filing was delayed due to accounting matters.  Given the lack of clarity on this point, we deemed it prudent to exit the investment.

Monotype Imaging Holdings (TYPE) is a leading provider of type and technology services for creative applications and consumer electronics.  Shares were sold following the acquisition of another company we viewed as uneconomic and outside of its core competency.

Natural Grocers by Vitamin Cottage (NGVC) is a natural foods grocer with approximately 100 locations focused exclusively on organics.  Shares were sold following a disappointing report in April which called into question management’s ability to successfully navigate the increasingly-competitive natural and organic food category.

Quanta Services (PWR) provides engineering and construction services to the electric power and energy industries.  Negative operating leverage resulting from the downturn in the energy industry caused us to sell the stock.

Stericycle (SRCL) is a logistics company that provides essential services to highly regulated industries such as medical waste management, document destruction and product recalls.  As management struggled with the integration of recent acquisitions, weakness in select end markets and a loss of pricing power, we decided to exit the investment.

Varian Medical Systems (VAR), a manufacturer of radiotherapy equipment, was sold as it faced negative reimbursement trends and an increasing reliance on international markets for of its growth.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Acquisitions (4):
FEI Corporation (FEI), the leading electron microscope manufacturer, was acquired in September 2016 by Thermo Fisher Scientific (TMO) for $4.2 billion.

ITC Holdings (ITC), the largest independent transmission utility in the United States, was acquired in October 2016 by Canadian utility Fortis for $11.8 billion.

Medivation (MDVN), a biopharmaceutical company focused on the development and commercialization of small molecules for oncology, was acquired by Pfizer in September 2016, for $14 billion.

SolarWinds (SWI), a cloud-based software company providing enterprise management solutions to systems administrators, was acquired in January 2016 by private equity firms Silver Lake Partners and Thoma Bravo for $4.5 billion.

Disclosures:
This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security.  Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

For comparison purposes, the strategy is measured against the Russell 2500 Index and the Russell 2500 Growth Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher growth earning potential. The volatility of the index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees. You cannot invest directly in an index.

The Standard & Poor’s 500 (S&P 500) is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock.  Earnings Growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell and security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Must be accompanied or preceded by a Prospectus.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s investment in securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of larger, more established companies. The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Shares of the TorrayResolute Small/Mid Cap Growth Fund are distributed by Quasar Distributors, LLC.

Past performance is not indicative of future results.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of December 31, 2016

	1-Year	Since Inception(1)
Investor Class	7.24%	0.35%
Institutional Class	7.65%	0.65%
Russell 2500 Index(2)	17.59%	6.85%
Russell 2500 Growth Index(3)	9.73%	4.65%

(1)	January 1, 2015.
(2)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.  The Russell 2500 Index is a subset of the Russell 3000 Index.  It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.  You cannot invest directly in an index.

(3)
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.  You cannot invest directly in an index.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Expense Example (Unaudited)
December 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 – December 31, 2016).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (7/1/2016)	Value (12/31/2016)	(7/1/2016 to 12/31/2016)
Investor Class Actual(2)	$1,000.00	$1,023.40	$6.36
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,018.85	6.34
Institutional Class Actual(2)	1,000.00	1,024.30	5.09
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,020.11	5.08

(1)
Expenses are equal to the Fund’s annualized net expense ratio for the period since inception of 1.25% and 1.00% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2016 of 2.34% and 2.43% for the Investor Class and Institutional Class, respectively.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Allocation of Portfolio Holdings(1) (Unaudited)
As of December 31, 2016
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of December 31, 2016
(% of net assets)

Hexcel	4.7%
Jack Henry & Associates	4.7%
LKQ	4.4%
Mettler-Toledo International	4.2%
SBA Communications – Class A	4.1%
Omnicell	4.1%
Copart	4.0%
Middleby	3.6%
HD Supply Holdings	3.6%
Cooper Companies	3.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments
December 31, 2016

	Shares	Value
COMMON STOCKS — 96.1%

Consumer Discretionary — 15.6%
Dunkin’ Brands Group	11,356	$595,509
LKQ*	30,040	920,726
O’Reilly Automotive*	2,625	730,826
Polaris Industries	6,140	505,874
Tractor Supply	6,859	519,981
		3,272,916

Consumer Staples — 3.1%
Church & Dwight	14,558	643,318

Energy — 4.9%
Core Laboratories	4,712	565,629
Rice Energy*	21,941	468,440
		1,034,069

Financials — 3.5%
Affiliated Managers Group*	5,122	744,227

Health Care — 19.7%
BioMarin Pharmaceutical*	8,905	737,690
Cooper Companies	4,264	745,902
Genmab A/S — ADR*	6,422	532,467
Halozyme Therapeutics*	38,056	375,993
Mettler-Toledo International*	2,120	887,347
Omnicell*	25,283	857,094
		4,136,493

Industrials — 21.0%
Advisory Board*	15,176	504,602
Copart*	15,160	840,016
HD Supply Holdings*	17,558	746,390
Hexcel	19,220	988,677
ICF International*	10,346	571,099
Middleby*	5,830	750,962
		4,401,746

Information Technology — 24.2%
ANSYS*	6,691	618,851
Aspen Technology*	8,432	461,062
Computer Modelling Group (a)	69,054	462,213
IPG Photonics*	6,633	654,743
Jack Henry & Associates	11,131	988,210
Manhattan Associates*	13,756	729,481

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments – Continued
December 31, 2016

	Shares	Value
Information Technology — 24.2% (Continued)
Qualys*	20,383	$645,122
Synchronoss Technologies*	13,328	510,462
		5,070,144

Telecommunication Services — 4.1%
SBA Communications — Class A*	8,410	868,417
TOTAL COMMON STOCKS
(Cost $19,399,329)		20,171,330

SHORT-TERM INVESTMENT — 4.1%
Fidelity Institutional Government Portfolio — Class I, 0.39%^
TOTAL SHORT-TERM INVESTMENT
(Cost $853,400)	853,400	853,400
Total Investments — 100.2%
(Cost $20,252,729)		21,024,730
Other Assets and Liabilities, Net — (0.2)%		(34,054)
Total Net Assets — 100.0%		$20,990,676

*	Non-income producing security.
(a)	Illiquid Security — As of December 31, 2016, the fair value of this investment was $462,213 or 2.2% of total net assets. See Note 2 in Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of December 31, 2016.
ADR – American Depositary Receipt

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Assets and Liabilities
December 31, 2016

ASSETS:
Investments, at value
(Cost $20,252,729)	$21,024,730
Dividends and interest receivable	152
Receivable for capital shares sold	399
Prepaid expenses	19,204
Total assets	21,044,485

LIABILITIES:
Payable to investment adviser	1,007
Accrued distribution fees	79
Payable for fund administration & accounting fees	16,842
Payable for compliance fees	1,835
Payable for transfer agent fees & expenses	6,317
Payable for custody fees	1,007
Payable for trustee fees	1,822
Accrued other fees	24,900
Total liabilities	53,809

NET ASSETS	$20,990,676

NET ASSETS CONSIST OF:
Paid-in capital	$22,454,673
Accumulated net realized loss on investments	(2,235,998)
Net unrealized appreciation on investments	772,001
Net Assets	$20,990,676

	Investor Class	Institutional Class
Net Assets	$39,990	$20,950,686
Shares issued and outstanding(1)	3,970	2,068,661
Net asset value, redemption price and offering price per share	$10.07	$10.13

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Operations
For the Year Ended December 31, 2016

INVESTMENT INCOME:
Interest income	$2,269
Dividend income	122,584
Less: foreign taxes withheld	(5,564)
Total investment income	119,289

EXPENSES:
Investment adviser fees (See Note 4)	167,392
Fund administration & accounting fees (See Note 4)	102,477
Transfer agent fees & expenses (See Note 4)	37,124
Federal & state registration fees	30,013
Audit fees	16,500
Trustee fees (See Note 4)	11,590
Legal fees	11,043
Compliance fees (See Note 4)	11,000
Custody fees (See Note 4)	7,820
Other fees	5,518
Postage & printing fees	5,461
Distribution fees – Investor Class (See Note 5)	69
Total expenses before reimbursement/waiver	406,007
Less: reimbursement/waiver from investment adviser (See Note 4)	(196,698)
Net expenses	209,309

NET INVESTMENT LOSS	(90,020)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(774,411)
Net change in unrealized appreciation on investments	2,431,661
Net realized and unrealized gain on investments	1,657,250

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,567,230

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment loss	$(90,020)	$(61,246)
Net realized loss on investments	(774,411)	(1,461,723)
Net change in unrealized appreciation on investments	2,431,661	(1,659,660)
Net increase (decrease) in net assets resulting from operations	1,567,230	(3,182,629)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	25,700	13,463
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	(65)
Increase in net assets from Investor Class transactions	25,700	13,398
Institutional Class:
Proceeds from shares sold	240,782	27,376,886
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,818,276)	(3,232,415)
Increase (decrease) in net assets from Institutional Class transactions	(1,577,494)	24,144,471
Net increase (decrease) in net assets resulting from capital share transactions	(1,551,794)	24,157,869

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	—
Institutional Class	—	—
From net realized gains:
Investor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE IN NET ASSETS	15,436	20,975,240

NET ASSETS:
Beginning of year	20,975,240	—
End of year, including accumulated net investment
loss of $0 and $(172), respectively.	$20,990,676	$20,975,240

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the year.
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Investor Class

PER SHARE DATA:
Net asset value, beginning of year	$9.39	$10.00

Investment operations:
Net investment loss	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	0.71	(0.55)
Total from investment operations	0.68	(0.61)

Less distributions from:
Net investment income	—	—
Net capital gains	—	—
Total distributions	—	—
Net asset value, end of year	$10.07	$9.39

TOTAL RETURN	7.24%	(6.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of year (000’s)	$40	$12

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.15%	20.48%
After expense reimbursement/waiver	1.25%	1.25%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(1.58)%	(19.89)%
After expense reimbursement/waiver	(0.68)%	(0.66)%

Portfolio turnover rate	40%	65%

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the year.
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Institutional Class

PER SHARE DATA:
Net asset value, beginning of year	$9.41	$10.00

Investment operations:
Net investment loss	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.76	(0.56)
Total from investment operations	0.72	(0.59)

Less distributions from:
Net investment income	—	—
Net capital gains	—	—
Total distributions	—	—
Net asset value, end of year	$10.13	$9.41

TOTAL RETURN	7.65%	(5.90)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of year (000’s)	$20,951	$20,963

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.94%	2.52%
After expense reimbursement/waiver	1.00%	1.00%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(1.37)%	(1.93)%
After expense reimbursement/waiver	(0.43)%	(0.41)%

Portfolio turnover rate	40%	65%

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements
December 31, 2016

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on January 1, 2015. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Therefore, no federal income tax provision is required. As of and during the year ended December 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2016, the Fund did not have liabilities for any unrecognized tax benefits.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2016

will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2016, the Fund decreased accumulated net investment loss by $90,192, increased accumulated net realized loss on investments by $42 and decreased paid-in capital by $90,150. The adjustments are primarily due to net operating losses.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At December 31, 2016, the Fund had investments in illiquid securities with a total value of $462,213 or 2.2% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Dates Acquired	Cost Basis
Computer Modelling Group	69,054	1/15 – 9/15	$693,344

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2016

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices or other observable inputs are used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,709,117	$462,213	$—	$20,171,330
Short-Term Investment	853,400	—	—	853,400
Total Investments in Securities	$20,562,517	$462,213	$—	$21,024,730

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Effective October 31, 2016, the Trust has an agreement with Torray LLC (“Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement (“Agreement”) between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2016

average daily net assets.  For the period October 31, 2016 through November 13, 2016, the Adviser managed the Fund under an Interim Investment Advisory Agreement with the Trust.

Effective October 31, 2016, the Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding Rule 12b-1, shareholder servicing fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses Limitation Agreement will be in effect through at least April 30, 2026. Prior to April 30, 2026, this Operating Expense Limitation Agreement cannot be terminated.  During the year ended December 31, 2016, the Adviser did not recoup any of the previously waived fees.  Any expenses waived prior to October 31, 2016, are not eligible for recoupment as the expenses were waived pursuant to an agreement no longer in effect.  For the period October 31, 2016 through December 31, 2016, the Adviser earned investment advisory fees of $29,869 and waived investment advisory fees and reimbursed fees of $30,857.

Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2019	$30,857

Prior to October 31, 2016, TorrayResolute LLC served as investment adviser to the Fund.  The Investment Advisory Agreement between the Trust and TorrayResolute LLC was substantially similar in terms and services to the current
Agreement.

Prior to October 31, 2016, TorrayResolute LLC contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.25% and 1.00% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively.  For the period January 1, 2016 through October 30, 2016, TorrayResolute LLC earned investment advisory fees of $137,523 and waived investment advisory fees and reimbursed fees of $165,841.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2016

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the year ended December 31, 2016, the Investor Class incurred expenses of $69 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2016, the Investor and Institutional Class did not incur any shareholder servicing fees.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Investor Class:
Shares sold	2,649	1,327
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	—	(6)
Net increase in Investor Class shares	2,649	1,321

Institutional Class:
Shares sold	24,909	2,568,296
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(183,589)	(340,955)
Net increase (decrease) in Institutional Class shares	(158,680)	2,227,341
Net increase (decrease) in shares outstanding	(156,031)	2,228,662

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2016, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$8,145,317	$10,083,729

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements – Continued
December 31, 2016

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2016, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$2,182,449	$(1,587,914)	$594,535	$20,430,195

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

At December 31, 2016, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other	Net	Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Appreciation	Losses
$—	$(2,058,532)	$594,535	$(1,463,997)

As of December 31, 2016, the Fund had $1,965,386 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended December 31, 2016, the Fund plans to defer on a tax basis, post-October losses of $93,146.

There were no distributions made by the Fund for the years ended December 31, 2016, and December 31, 2015.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2016, the Bicknell Family Holding Co. LLC owned approximately 92.02% of the outstanding shares of the Fund.

10.  RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of the Shareholders of the Fund took place on November 14, 2016, to approve a new investment advisory agreement between the Adviser and the Trust on behalf of the Fund; and to approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the new investment advisory agreement.

All Fund shareholders of record at the close of business on October 14, 2016, were entitled to vote.  As of the record date the Fund had 2,119,273 shares outstanding.  Of the 1,793,733 shares present in person or by Proxy at the meeting November 14, 2016: 1,793,733 or 100% voted in favor of the proposals.  There were no abstentions or votes against the proposals.  Accordingly, the proposals were approved.

11.  SUBSEQUENT EVENTS

In January 2017, the Bicknell Family Holding Co. LLC redeemed approximately 92.02% of the Fund’s outstanding shares.  This left the Fund with approximately 201,598 shares outstanding or $2,088,179 in net assets at the end of January.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of TorrayResolute Small/Mid Cap Growth Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TorrayResolute Small/Mid Cap Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TorrayResolute Small/Mid Cap Growth Fund as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 24, 2017

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Investment Advisory Agreement (Unaudited)

At a special meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on October 13, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved a new Investment Advisory Agreement between the Trust, on behalf of the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) and Torray, LLC (“Torray” or the “Adviser”) (the “Investment Advisory Agreement”).  Torray had entered into an agreement to acquire a controlling interest in TorrayResolute, LLC (“TorrayResolute”), the current investment adviser to the Fund, in a transaction that would close on or about October 31, 2016 (the “Transaction”).  The Board noted that the new Investment Advisory Agreement would take effect after the closing of the Transaction, upon approval of the Investment Advisory Agreement by shareholders of the Fund.

Prior to the meeting, the Trustees received and considered information from Torray and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Investment Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services to be provided by Torray with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio manager who will continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by Torray; (3) the costs of the services provided by Torray and the profits expected to be realized by Torray from services rendered to the Trust with respect to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Torray resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board, the Board concluded that the overall arrangements between the Trust and Torray set forth in the Investment Advisory Agreement were fair and reasonable in light of the services that Torray will perform, investment advisory fees the Fund will pay under the Investment Advisory Agreement, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Torray would provide under the Investment Advisory Agreement, noting that such services will include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Torray effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the qualifications, experience and responsibilities of the portfolio manager to the Fund, who had been serving in that capacity since the Fund’s inception and was expected to continue to serve under the new agreement.  The Trustees also considered Torray’s resources and compliance structure , including information regarding its compliance program, its chief compliance officer and Torray’s compliance record and disaster recovery/business continuity plan.  The Trustees also considered Torray’s

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

business plan.  The Trustees concluded that Torray has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of such management services would be satisfactory.

Fund Historical Performance and the Overall Performance of Torray.  The Trustees also considered the short-term and longer-term performance of the Fund as managed by the current portfolio manager.  The Trustees noted that both the Institutional Class and Investor Class shares of the Fund outperformed one benchmark, the Russell 2500 Growth Return Index for the nine-month period ended September 30, 2016 but underperformed the Fund’s other benchmark, the Russell 2500 Total Return Index. The Trustees also noted that over the same time period the composite of similar accounts managed by the portfolio manager outperformed both of the Fund’s benchmarks. The Trustees also noted that the Fund trailed both of its benchmarks for the since inception period ended June 30, 2016, and that the Fund’s performance with regard to its Morningstar peer group was in the forty-seventh percentile for the one-year period ended June 30, 2016.  The Board recognized that the Fund’s relatively short operating history made it difficult to make meaningful assessments of performance results, but nonetheless concluded that the Fund had been well-managed and performance was reasonable.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund would pay to Torray under the Investment Advisory Agreement, as well as TorrayResolute’s profitability from services that TorrayResolute rendered to the Fund during the one year period ended June 30, 2016.  The Trustees also considered the effect of an expense limitation agreement on Torray’s compensation, noting that Torray had agreed to keep the expense limitation agreement in place through at least April 30, 2026.  The Board concluded that Torray has the financial resources to provide quality services to the Fund but that the relationship with the Fund was not expected to be profitable for Torray in the short-term.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted the Fund’s proposed advisory fee was only slightly higher than the average and median management fees reported for the benchmark category.  The Trustees further noted that, after fee waivers and expense reimbursements of the Fund, the total expenses of the Fund’s Institutional Class were lower than, and the Investor Class was higher than, the average and median total expenses of funds comprising the benchmark category. The Trustees also took into account that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Torray’s advisory fee was reasonable.

Economies of Scale.  Given the Fund’s current asset level and the Fund’s anticipated asset level following consummation of the Transaction, the Trustees did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.  The Trustees noted; however, that Torray had expressed a willingness to consider breakpoints on an annual basis as Fund assets grow.

Other Benefits.  The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees noted Torray does not intend to utilize soft dollar arrangements with respect to portfolio transactions and will not utilize affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Torray may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Torray will not receive additional material financial benefits from services rendered to the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Interim Investment Advisory Agreement (Unaudited)

At a special meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on October 13, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved an interim Investment Advisory Agreement between the Trust, on behalf of the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) and Torray, LLC (“Torray” or the “Adviser”) (the “Interim Investment Advisory Agreement”).  Torray had entered into an agreement to acquire a controlling interest in TorrayResolute, LLC (“TorrayResolute”), the current investment adviser to the Fund, in a transaction that would close on or about October 31, 2016 (the “Transaction”).  The Board noted that the Interim Investment Advisory Agreement would take effect after the closing of the Transaction, and would remain in effect only for so long as necessary to obtain the requisite vote of the shareholders of the Fund to approve a new investment advisory agreement between the Trust and the Adviser or 150 days from the date of the termination of the existing investment advisory agreement between the Trust and TorrayResolute (the “Existing Investment Advisory Agreement”).

Prior to the meeting, the Trustees received and considered information from Torray and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Interim Investment Advisory Agreement (“Support Materials”).  Before voting to approve the Interim Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Investment Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Interim Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services to be provided by Torray with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio manager who will continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by Torray; (3) the costs of the services provided by Torray and the profits expected to be realized by Torray from services rendered to the Trust with respect to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Torray resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board, the Board concluded that the overall arrangements between the Trust and Torray set forth in the Interim Investment Advisory Agreement were fair and reasonable in light of the services that Torray will perform, investment advisory fees the Fund will pay under the Interim Investment Advisory Agreement, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Interim Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Torray would provide under the Interim Investment Advisory Agreement, noting that such services will include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Torray effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted that the services to be provided under the Interim

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Interim Investment Advisory Agreement (Unaudited) – Continued

Investment Advisory Agreement were identical to the services provided under the Existing Investment Advisory Agreement.  The Trustees considered the qualifications, experience and responsibilities of the portfolio manager to the Fund, who had been serving in that capacity since the Fund’s inception and was expected to continue to serve under the new agreement.  The Trustees also considered Torray’s resources and compliance structure , including information regarding its compliance program, its chief compliance officer and Torray’s compliance record and disaster recovery/business continuity plan.  The Trustees also considered Torray’s business plan.  The Trustees concluded that Torray has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of such management services would be satisfactory.

Fund Historical Performance and the Overall Performance of Torray.  The Trustees also considered the short-term and longer-term performance of the Fund as managed by the current portfolio manager.  The Trustees noted that both the Institutional Class and Investor Class shares of the Fund outperformed one benchmark, the Russell 2500 Growth Return Index for the nine-month period ended September 30, 2016 but underperformed the Fund’s other benchmark, the Russell 2500 Total Return Index. The Trustees also noted that over the same time period the composite of similar accounts managed by the portfolio manager outperformed both of the Fund’s benchmarks. The Trustees also noted that the Fund trailed both of its benchmarks for the since inception period ended June 30, 2016, and that the Fund’s performance with regard to its Morningstar peer group was in the forty-seventh percentile for the one-year period ended June 30, 2016.  The Board recognized that the Fund’s relatively short operating history made it difficult to make meaningful assessments of performance results, but nonetheless concluded that the Fund had been well-managed and performance was reasonable.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund would pay to Torray under the Interim Investment Advisory Agreement, as well as TorrayResolute’s profitability from services that TorrayResolute rendered to the Fund during the one year period ended June 30, 2016.  The Trustees also considered the effect of an expense limitation agreement on Torray’s compensation, noting that Torray had agreed to keep the expense limitation agreement in place through at least April 30, 2026.  The Board also considered that any compensation payable to Torray under the Interim Investment Advisory Agreement would be paid into an interest-bearing escrow account, pending approval by shareholders of the Fund of a new investment advisory agreement between the Trust and Torray.  The Board concluded that Torray has the financial resources to provide quality services to the Fund but that the relationship with the Fund was not expected to be profitable for Torray during the term of the Interim Investment Advisory Agreement.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted the Fund’s proposed advisory fee was only slightly higher than the average and median management fees reported for the benchmark category.  The Trustees further noted that, after fee waivers and expense reimbursements of the Fund, the total expenses of the Fund’s Institutional Class were lower than, and the Investor Class was higher than, the average and median total expenses of funds comprising the benchmark category. The Trustees also took into account that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Torray’s advisory fee was reasonable.

Economies of Scale.  Given the Fund’s current asset level and the Fund’s anticipated asset level during the expected term of the Interim Investment Advisory Agreement, the Trustees did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Interim Investment Advisory Agreement (Unaudited) – Continued

Other Benefits.  The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees noted Torray does not intend to utilize soft dollar arrangements with respect to portfolio transactions and will not utilize affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Torray may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Torray will not receive additional material financial benefits from services rendered to the Fund during the term of the Interim Investment Advisory Agreement.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited)
December 31, 2016

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	35	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(15 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	35	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(15 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee	Indefinite Term;	35	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog Strategic	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-	Variable
Year of Birth: 1957				Present); Executive Vice	Investment Trust
				President, Calamos	(9 Portfolios)
				Investments (2004-2006).	(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	35	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		January 2011		LLC (1994-Present).
Year of Birth: 1958

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
December 31, 2016

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2002-Present).
Year of Birth: 1957	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2005-Present).
Year of Birth: 1973	Financial
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite Term;	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Since		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202		August 2015		Services, LLC (2006-Present).
Year of Birth: 1965

Thomas A. Bausch, Esq.	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2016-Present);
Year of Birth: 1979				Associate, Godrey &
Kahn S.C. (2012-2016);
Graduate, University of
Wisconsin Law School
(2009-2012).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present)
Year of Birth: 1973

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
December 31, 2016

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Benjamin Eirich	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present)
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present)
Year of Birth: 1970

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
December 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-406-4960.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-406-4960. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-406-4960, or (2) on the SEC’s website at www.sec.gov.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Torray LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD  20814-6519

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA  19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-406-4960.

TT-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2016 and December 31, 2015, the Fund’s principal accountant was Cohen & Company, LTD. The following table details the aggregate fees billed or expected to be billed for the past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    March 7, 2017

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    March 7, 2017

* Print the name and title of each signing officer under his or her signature.